UBS PRIVATE INVESTOR FUNDS, INC.
			 UBS INTERNATIONAL EQUITY FUND

		SUPPLEMENT TO PROSPECTUS DATED MARCH 13, 1997

	The following information replaces certain information contained in the sections of the Fund's Prospectus entitled "Expense Table" (at page three), "Adviser and Funds Services Agent" (at page 15) and
"Expenses" (at page 16):

		Pursuant to 30 days' prior notice to the Fund's Board, the New York Branch (the "Branch" or the "Adviser") of Union Bank of Switzerland (the "Bank") has agreed to waive fees and reimburse the Fund for any of its operating expenses to the extent that the Fund's total operating expenses (including its share of the Portfolio's expenses) exceed, on an annual basis, 1.40% of the Fund's average daily net assets. The Branch may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund.

May 2, 1997